UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: November 3, 2005
                        (Date of earliest event reported)


                       MAIN STREET RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-18668

                   DELAWARE                                 11-2948370
       (State or other jurisdiction of                   (I.R.S. Employer
                incorporation)                           Identification No.)


             5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018 (Address of principal executive offices, including zip code)

                                 (602) 852-9000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

Main Street Restaurant Group, Inc. (the "Company") issued a news release dated November 3, 2005, entitled "Main Street Restaurant Group, Inc. Announces Its 2005 Third Quarter Results", a copy of which is furnished herewith as Exhibit
99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on the Company's website located at www.mainandmain.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

          Not Applicable

(b)  Pro Forma Financial Information

          Not Applicable

(c)  Shell Company Transactions

          Not Applicable

(d)  Exhibits

          Exhibit No.      Exhibit Description
          -----------      -------------------

             99.1 Press Release dated November 3, 2005 entitled "Main Street Restaurant Group, Inc. Announces 2005 Third Quarter Results".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Main Street Restaurant Group, Inc.


Dated: November 3, 2005                      By : /s/ Michael Garnreiter
                                             ---------------------------
                                             Michael Garnreiter
                                             Executive Vice President and Chief
                                             Financial Officer